Exhibit 10.2

FORM OF EXCHANGE AGREEMENT

[                    ] (each, an “Undersigned”), for itself and on behalf of the beneficial owners (if any) listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Securities (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with A.M Castle & Co., a Maryland corporation (the “Company”), on May [    ], 2016 whereby the Holders will exchange (the “Exchange”) the Company’s 7.00% Convertible Senior Notes due 2017 (the “Existing Securities”) for shares of common stock, par value $0.01 per share, of the Company (the “Shares”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Exchange of the Existing Securities for Shares

At the Closing (as defined herein), the Holders shall exchange and deliver to the Company the following Existing Securities, and in exchange therefor the Company shall issue to the Holders the number of Shares described below, plus accrued but unpaid interest to, but excluding, the Closing Date (as defined herein) on such Existing Securities:

Principal Amount of Existing Securities to be Exchanged:	$[ ] (the “Exchanged Securities”).

Number of Shares to be Issued in the Exchange:	The number of Shares per $1,000 principal amount of Exchanged Securities calculated as provided in Exhibit A hereto (the “Holders’ Shares”).

The closing of the Exchange (the “Closing”) shall occur on May [13], 2016 (the “Closing Date”). At the Closing, each Holder shall assign and transfer all right, title and interest in and to its Exchanged Securities (and no other consideration) to the Company, and deliver or cause to be delivered the Exchanged Securities to U.S. Bank, National Association, as Trustee for the Existing Securities, by book-entry transfer through the facilities of The Depositary Trust Company from the account(s) of the Holders specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”) together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Securities. At the Closing, the Company shall pay accrued and unpaid interest on the Notes in cash, by wire transfer of immediately available funds to the account specified on Exhibit A hereto.

Each Holder and the Company acknowledge and agree that upon the Closing, in accordance with the terms of this Agreement, the Company’s obligations to effectuate the “Convertible Note Exchanges” pursuant to the Amended and Restated Transaction Support Agreement between each such Holder and the Company, dated as of March 16, 2016 and amended as of May [12], 2016 (each, a “TSA”), shall be deemed satisfied with respect to the Exchanged Securities in its entirety.

Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself, severally and not jointly) as follows and makes the following representations and warranties (solely as to itself, severally and not jointly), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account. The information presented on Exhibit A with respect to each Holder is true, correct and complete in all material respects.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any material agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3 Title to the Exchanged Securities. The Holder is, and on the Closing Date will be, the sole legal and beneficial owner of the Exchanged Securities set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Securities). The Holder has good, valid and marketable title to its Exchanged Securities, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Securities or its rights in its Exchanged Securities, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Securities. Upon the Holder’s delivery of its Exchanged Securities to the Company pursuant to the Exchange, such Exchanged Securities shall be free and clear of all Liens created by the Holder and the Company will acquire record and beneficial ownership thereof, free and clear of any Liens.

Section 2.4 Holder Status. The Holder is either (i) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”) or (ii) an “accredited investor” within the meaning of Rule 501 under the Securities Act.

Section 2.5 No Affiliate Status; Etc. (a) The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Exchanged Securities, directly or indirectly, from an Affiliate of the Company.

(b) The Holder has beneficially held the Existing Securities for at least six months, and acquired and fully paid for such securities at least six months ago.

(c) On the basis that, on each relevant date, there are outstanding [                ] shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”),

(i) the Holder and its Affiliates do not own, as of the Closing Date (without giving effect to the exchange contemplated by this Agreement) (i) 9.99% or more of the outstanding Common Stock or (ii) 9.99% or more of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”); and

(ii) immediately after each receipt by the Holders of Shares in the Exchange, the aggregate number of shares of Common Stock owned by the Holder and its affiliates, together with the aggregate number of shares of Common Stock equal to the notional value of any “long” derivative transaction relating to such Common Stock to which the Holder or its affiliate is a party (excluding derivative transactions relating to broad based indices and any interest in the Existing Securities), will not exceed 9.99% of the outstanding Common Stock of the Company.

(d) The Holder is not, and will not be as of the Closing Date, a subsidiary or Affiliate of or, to its knowledge, otherwise related to any director or officer of the Company or beneficial owner of 9.99% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”) and, to the Holder’s knowledge, no Related Party beneficially owns or as of the Closing Date shall beneficially own 9.99% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Holder.

Section 2.6 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the United States Securities and Exchange Act of 1934, as amended (collectively, the “Public Filings”) and (ii) this Agreement (including the exhibits hereto), (b) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange and (c) the Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

Section 2.7 Investment in the Shares. The Holder is not acquiring the Shares with a view to, or for resale in connection with, any distribution (as defined in the Securities Act and related rules and regulations) of the Shares (excluding, for the avoidance of doubt, resales effected pursuant to Rule 144 under the Securities Act).

Section 2.8 Further Action. Each of the Holder and the Undersigned agrees that it will, upon request, execute and deliver any additional documents and perform any additional actions deemed by the Company to be reasonably necessary to complete the Exchange and to cause such Holder and the Undersigned’s representations and warranties contained in this Agreement to be true and correct as of the time of the Closing.

Section 2.9 Exchange. The terms of the Exchange are the result of negotiations among the parties and their agents.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company,

enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any material agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 The Holders’ Shares. The Holders’ Shares have been duly authorized by the Company and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable. The Holders’ Shares will not, at the Closing, be subject to any preemptive or participation rights, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ Shares (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the Closing, be free of any restrictive legend or other restrictions on resale by such Holder and will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, The Depositary Trust Company represented by an unrestricted CUSIP, and (c) shall not be issued in violation of any applicable state and federal laws concerning the issuance of the Holders’ Shares.

Section 3.4 Disclosure. Prior to the opening of trading on the business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a current report on Form 8-K disclosing the material terms of the Exchange and all similar exchange transactions relating to the Existing Securities (to the extent not previously publicly disclosed). For the avoidance of doubt, such disclosure will not include the names of or other information on the Undersigned or any other Holder that is participating in the Exchange.

Section 3.5 No MNPI. The Company acknowledges and agrees that, as of immediately after the filing of the Closing 8-K, the Holder will not have received from the Company, its subsidiaries or (to its best knowledge) its other affiliates any information that would constitute “material non-public information” for purposes of the Securities Act or the Exchange Act.

Section 3.6 Exchange. The terms of the Exchange are the result of negotiations among the parties and their agents.

Section 3.7 Listing. At the Closing, the Holders’ Shares delivered at such time will be listed on the New York Stock Exchange.

Section 3.8 Further Action. The Company agrees that it will, upon request, execute and deliver any additional documents and perform additional actions deemed by the Undersigned to be reasonably necessary to complete the Exchange and to cause the Company’s representations and warranties contained in this Agreement to be true and correct at the time of the Closing (including, without limitation, the payment of listing and other fees and causing its counsel to render any necessary legal opinions).

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or other electronic means shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Termination. The Company may terminate this Agreement if there has occurred any breach or withdrawal by the Undersigned or a Holder of any covenant, representation or warranty set forth in Article II. The Undersigned or a Holder may terminate this Agreement if there has occurred any breach or withdrawal by the Company of any covenant, representation or warranty set forth in Article III.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

A.M. Castle & Co.

By:

Name:

Title:	By:

Name:

Title:

[Signature Page to Exchange Agreement]

EXHIBIT A

Exchanging Beneficial Owner Information

Exchanging Beneficial Owners:

Name of Beneficial Owner	Principal Amount of Exchanged Securities	Number of Holder’s Shares to be Delivered	Account(s) from which Exchanged Securities will be Delivered and to which Holder’s Shares will be delivered	Tax ID Number	Address

Exchanging Beneficial Owner Wiring Instructions:

Name of Beneficial Owner	Wiring Instructions	Wire Amount